Exhibit 99.3

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

On August 1, 2019, The Joint Corp. (the “Company”) completed its purchase of one franchisee clinic, located in Myrtle Beach, South Carolina (the “acquisition”). The acquisition was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) among the Company, RJJ, LLC, a South Carolina limited liability company (“Seller”), and Robin Willey and Judy Willey (together, the “Shareholders”). The Company intends to own and operate the clinic. The total consideration for the acquisition was $750,000, of which $700,000 was paid in cash up front, and $50,000 is payable 90 calendar days after the closing date, each subject to certain adjustments. The Purchase Agreement was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Current Report on Form 8-K filed on August 5, 2019.

Included herein are the unaudited pro forma condensed combined financial statements, which are not necessarily indicative of what the Company’s financial position or results of operations would have been had the Company completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company after the acquisition. The pro forma information is based on the assumptions, adjustments and eliminations described in the accompanying notes to the unaudited pro forma condensed combined financial statements, which form an integral part of the statements.

The following unaudited pro forma condensed combined financial statements combine the historical consolidated financial statements of the Company, and the historical financial statements of RJJ, LLC adjusted to give effect to the impact of the acquisition and related financing transactions. The unaudited pro forma condensed combined balance sheet presents the combined financial position giving effect to the acquisition and related financing transactions as if they had occurred on June 30, 2019. Because the Company acquired only certain assets from RJJ, LLC, the Company have presented the acquisition of such assets in the pro forma adjustments column. The assets acquired were the assets that derived all of RJJ, LLC’s revenue, and therefore, the Company has included a sperate column for the combined statements of operations pro forma presentation. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 present the combined results of operations as if the acquisition had occurred on January 1, 2018. These unaudited pro forma condensed combined financial statements have been prepared in accordance with Regulation S-X Article 11.

These unaudited pro forma condensed combined financial statements should be read in connection with:

•	Separate historical financial statements of the Company as of and for the year ended December 31, 2018, which are incorporated by reference to its Annual Report on Form 10-K; and
•	Separate historical financial statements of the Company as of and for the six months ended June 30, 2019, which are incorporated by reference to its Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

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THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED BALANCE SHEET

As of June 30, 2019

	The Joint Corp.	Pro Forma Adjustments		Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$9,485,212	$(677,414)	(a)	$8,807,798
Restricted cash	129,220	-		129,220
Accounts receivable, net	1,033,479	-		1,033,479
Income taxes receivable	-	-		-
Notes receivable - current portion	163,573	-		163,573
Deferred franchise costs - current portion	710,796	(1,530)	(g)	709,266
Prepaid expenses and other current assets	887,676	-		887,676
Total current assets	12,409,956	(678,944)		11,731,012
Property and equipment, net	4,963,037	28,662	(b)	4,991,699
Operating lease right-of-use asset	10,030,737	166,892	(h)	10,197,629
Notes receivable, net of current portion	41,683	-		41,683
Deferred franchise costs, net of current portion	3,485,644	(4,318)	(g)	3,481,326
Intangible assets, net	1,975,835	496,930	(c)	2,472,765
Goodwill	3,225,145	194,545	(d)	3,419,690
Deposits and other assets	337,379	-		337,379
Total assets	$36,469,416	$203,767		$36,673,183

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,199,341	$-		$1,199,341
Accrued expenses	178,949	-		178,949
Co-op funds liability	129,220	-		129,220
Payroll liabilities	1,602,916	-		1,602,916
Notes payable - current portion	1,000,000	50,000	(a)	1,050,000
Operating lease liability - current portion	1,827,233	26,452	(h)	1,853,685
Finance lease liability - current portion	23,075	-		23,075
Deferred franchise revenue - current portion	2,697,669	(2,700)	(f)	2,694,969
Deferred revenue from company clinics	2,677,782	22,586	(e)	2,700,368
Other current liabilities	540,279	-		540,279
Total current liabilities	11,876,464	96,338		11,972,802
Operating lease liability - net of current portion	9,049,948	115,812	(h)	9,165,760
Finance lease liability - net of current portion	46,826	-		46,826
Deferred franchise revenue, net of current portion	12,652,780	(8,383)	(f)	12,644,397
Deferred tax liability	83,294	-		83,294
Other liabilities	27,230	-		27,230
Total liabilities	33,736,542	203,767		33,940,309
Commitments and contingencies
Stockholders' equity:
Series A preferred stock, $0.001 par value; 50,000 shares authorized, 0 issued and outstanding, as of December 31, 2018 and 2017	-	-		-
Common stock	13,838	-		13,838
Additional paid-in capital	38,779,538	-		38,779,538
Treasury stock	(90,856)	-		(90,856)
Accumulated deficit	(35,969,746)	-		(35,969,746)
Total The Joint Corp. stockholders' equity	2,732,774	-		2,732,774
Non-controlling Interest	100	-		100
Total equity	2,732,874	-		2,732,874
Total liabilities and stockholders' equity	$36,469,416	$203,767		$36,673,183

The accompanying notes are an integral part of these financial statements

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THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2018

	The Joint Corp. (as adjusted)	RJJ, LLC	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Condensed Combined
Revenues:
Revenues from company-owned or managed clinics	$19,545,276	$572,877	$-		$-		$-		$20,118,153
Royalty fees	10,141,036	-	(53,179)	(i)	-		-		10,087,857
Franchise fees	1,688,039	-	15,708	(f)	(2,900)	(j)	-		1,700,847
Advertising fund revenue	2,862,244	-	-		-		-		2,862,244
Software fees	1,290,135	-	(3,300)	(k)	-		-		1,286,835
Regional developer fees	599,370	-	-		-		-		599,370
Other revenues	535,560	-	-		-		-		535,560
Total revenues	36,661,660	572,877	(40,771)		(2,900)		-		37,190,866
Cost of revenues:
Franchise cost of revenues	3,956,530	-	6,758	(g)	-		-		3,963,288
IT cost of revenues	353,719	-	-		-		-		353,719
Total cost of revenues	4,310,249	-	6,758		-		-		4,317,007
Selling and marketing expenses	4,819,555	19,611	-		-		-		4,839,166
Depreciation and amortization	1,556,240	10,137	150,885	(c)	(2,900)	(j)	15,708	(f)	1,730,070
General and administrative expenses	25,238,121	448,976	-		(53,179)	(i)	(3,300)	(k)	25,630,618
Total selling, general and administrative expenses	31,613,916	478,724	150,885		(56,079)		12,408		32,199,854
Net loss on disposition or impairment	593,960	-	-		-		-		593,960
Income (loss) from operations	143,535	94,153	(198,414)		53,179		(12,408)		80,045

Other income (expense):
Bargain purchase gain	13,198	-	-		-		-		13,198
Other expense, net	(47,765)	(2,248)	-		-		-		(50,013)
Total other expense	(34,567)	(2,248)	-		-		-		(36,815)

Income (loss) before income tax expense	108,968	91,905	(198,414)		53,179		(12,408)		43,230

Income tax benefit	37,728	-	-	(l)	-		-		37,728

Net income (loss) and comprehensive income (loss)	$146,696	$91,905	$(198,414)		$53,179		$(12,408)		$80,958

Earnings per share:

Basic earnings per share	$0.01								$0.01
Diluted earnings per share	$0.01								$0.01

Basic weighted average shares	13,669,107								13,669,107
Diluted weighted average shares	14,031,717								14,031,717

The accompanying notes are an integral part of these financial statements

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THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2019

	The Joint Corp.	RJJ, LLC	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Condensed Combined
Revenues:
Revenues from company-owned or managed clinics	$11,416,365	$355,808	$-		$-		$11,772,173
Royalty fees	6,290,346	-	(32,188)	(i)	-		6,258,158
Franchise fees	864,339	-	(1,450)	(j)	-		862,889
Advertising fund revenue	1,819,367	-	-		-		1,819,367
Software fees	742,361	-	(1,650)	(k)	-		740,711
Regional developer fees	384,381	-	-		-		384,381
Other revenues	332,197	-	-		-		332,197
Total revenues	21,849,356	355,808	(35,288)		-		22,169,876
Cost of revenues:
Franchise cost of revenues	2,315,431	-	(765)	(g)	-		2,314,666
IT cost of revenues	189,659	-	-		-		189,659
Total cost of revenues	2,505,090	-	(765)		-		2,504,325
Selling and marketing expenses	3,275,356	14,970	-		-		3,290,326
Depreciation and amortization	770,143	4,694	75,443	(c)	(1,450)	(j)	848,830
General and administrative expenses	13,780,566	260,761	(32,188)	(i)	(1,650)	(k)	14,007,489
Total selling, general and administrative expenses	17,826,065	280,425	43,255		(3,100)		18,146,645
Net loss on disposition or impairment	86,927	-	-		-		86,927
Income (loss) from operations	1,431,274	75,383	(77,778)		3,100		1,431,979

Other income (expense):
Bargain purchase gain	19,298	-	-		-		19,298
Other expense, net	(26,771)	(105)	-		-		(26,876)
Total other expense	(7,473)	(105)	-		-		(7,578)

Income (loss) before income tax expense	1,423,801	75,278	(77,778)		3,100		1,424,401

Income tax expense	(8,896)	-	-	(l)	-		(8,896)

Net income (loss) and comprehensive income (loss)	$1,414,905	$75,278	$(77,778)		$3,100		$1,415,505

Earnings per share:

Basic earnings per share	$0.10						$0.10
Diluted earnings per share	$0.10						$0.10

Basic weighted average shares	13,774,474						13,774,474
Diluted weighted average shares	14,390,320						14,390,320

The accompanying notes are an integral part of these financial statements

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THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1: Background and Basis of Presentation

On August 1, 2019, the Company completed its purchase of one franchisee clinic, RJJ, LLC, for $750,000, which consisted of $700,000 paid in cash (less $22,586 of certain adjustment as defined by the Purchase Agreement) and a $50,000 note issued to the seller.

The historical condensed financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are i) directly attributable to the acquisition and related financing transactions, ii) factually supportable and iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the acquisition.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the Company’s financial position or results of operations would have been had the Company completed the acquisition and related financing transactions at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company after the acquisition. The pro forma information is based on the assumptions, adjustments and eliminations described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The pro forma adjustments are preliminary and are subject to change as more information becomes available and after final analysis of fair values of tangible and intangible assets acquired and liabilities assumed are complete. A final determination of the fair value for certain assets and liabilities will be completed as soon as the information necessary to complete the analysis is obtained, but no later than one year from the acquisition date. Differences between all preliminary estimates included herein and the final acquisition accounting may occur and these differences could be material.

Note 2: Estimate of Assets Acquired

The acquisition will be accounted for using the acquisition method of accounting in accordance with Accounting Standards Codification 805 - Business Combinations (“ASC 805”), which requires, among other things, that the assets acquired and liabilities assumed be recognized at their acquisition date fair values, with any excess of the consideration transferred over the estimated fair values of the identifiable net assets acquired recorded to goodwill.

The total purchase price for the transaction to acquire RJJ, LLC was $727,414, less the recognition of $5,236 of net deferred revenue associated with RJJ, LLC, resulting in total purchase consideration of $722,178. Total purchase price consideration was allocated to assets as follows:

Property and equipment	$28,662
Intangible assets	496,930
Operating lease right-of-use asset	166,892
Operating lease liability - current portion	(26,452)
Operating lease liability - net of current portion	(115,813)
Deferred revenue	(22,586)
Total net assets acquired	527,633
Goodwill	194,545
Net purchase price	$722,178

The pro forma purchase price allocation is subject to further adjustment as additional information becomes available and analyses are completed. The final allocation of amounts to assets acquired and liabilities assumed could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements. A decrease in the fair value of assets acquired or an increase in the fair value of liabilities assumed from the preliminary valuations presented in these unaudited pro forma condensed combined financial statements would likely result in a dollar-for-dollar corresponding increase in the amount of goodwill that will result from the acquisition. In addition, if the value of the acquired assets is higher than the preliminary indication, it may result in higher amortization and depreciation expense than is presented in these unaudited pro forma condensed combined financial statements.

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Intangible assets consist of reacquired franchise rights of $390,320 and customer relationships of $106,610 and will be amortized over their estimated useful lives of four and two years, respectively. These preliminary estimates of fair value and useful lives could be different from the final acquisition accounting, and the difference could have a material impact on the Company’s consolidated financial statements.

Note 3: Pro forma adjustments

(a)	Adjustment to cash and note payable in connection with the purchase consideration paid.

(b)	Adjustment to record property, plant and equipment at the preliminary fair market value which consisted of leasehold improvement of $28,662 to be depreciated over approximately five years.

(c)	Adjustment to record intangible assets and the related additional amortization expense. Intangible assets consist of reacquired franchise rights of $390,320 amortized over an estimated useful life of four years and customer relationships of $106,610 amortized over an estimated useful life of two years.

(d)	Adjustment to record goodwill as a result of the acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the assets acquired and liabilities assumed as described in Note 2. The goodwill will not be amortized, but instead will be tested for impairment annually and whenever events and circumstances have occurred that may indicate a possible impairment exists. In the event management determines that the value of goodwill has become impaired, the Company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

(e)	Adjustment to record deferred revenue related to the wellness packages sold by RJJ, LLC as a result of the acquisition.

(f)	Adjustment to eliminate deferred franchise revenue related to RJJ, LLC.

(g)	Adjustment to eliminate deferred franchise costs and related amortization expense associated with RJJ, LLC.

(h)	Adjustment to record the impact of the adoption of Accounting Standards Codification 842 - Leases related to assumed leases, resulting in a preliminary estimated fair value of acquired right of use lease assets of $166,892 (including the impact of favorable lease assumed), assumed short-term lease liabilities of $26,452, and long-term lease liabilities of $115,813.

(i)	Adjustment to eliminate royalty fees (including advertising fee) paid to the Company by RJJ, LLC that are intercompany in nature on a combined basis.

(j)	Adjustment to eliminate franchise fees recognized by the Company that are intercompany in nature on a combined basis.

(k)	Adjustment to eliminate software fees paid to the Company by RJJ, LLC that are intercompany in nature on a combined basis.

(l)	No pro forma adjustment to income taxes was made to the condensed combined statements of operations, as any income tax benefit generated would be fully reserved for, resulting in a net zero impact to income taxes.

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